November 2014 Exhibit 99.1

Forward-Looking Statements

This presentation contains statements relating to our expected financial performance and/or future business prospects, events and plans that are “forward-looking statements”
as defined under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Our actual results may differ materially from the results described in or anticipated by our forward-looking statements due to certain risks and uncertainties. These potential risks and uncertainties include, among other things: the cyclical nature of our business; adverse economic and market conditions; fluctuating costs of raw materials, including steel and aluminum, and delays in the delivery of raw materials; our ability to maintain relationships with our suppliers of railcar components; our reliance upon a small number of customers that represent a large percentage of our sales; the variable purchase patterns of our customers and the timing of completion, delivery and customer acceptance of orders; the highly competitive nature of our industry; the risk of lack of acceptance of our new railcar offerings by our customers; and the additional risk factors described in our filings with the Securities and Exchange Commission. We expressly disclaim any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

About Us
Diverse business model — manufacturing, leasing, services
Full range of railcar types, excluding tank cars
Industry leader in coal cars
Manufacturing facilities in Cherokee, Alabama (Shoals);
Roanoke, Virginia; and Danville, Illinois
Scalable and flexible operations

Investment Highlights
New and redesigned products have provided growth
opportunities and expanded access to a $2.7 billion annual
railcar delivery market (excluding tank cars)*
Robust environment for broad range of freight cars
Coal car market leader
International growth opportunities
Q3 2014 backlog (railcar units) up 90% over prior year
YTD 2014 revenues and EPS up significantly over 2013
Strong balance sheet with no debt
*  Based on Company estimates using 2014 industry data

FreightCar America

FreightCar America

FreightCar America

Diversified Business Model

Coal Cars
Other Open
Top Hoppers
and
Gondolas
Covered
Hoppers
Boxcars
Intermodal
Cars
Non-
Intermodal
Flat Cars
Manufacturing
Parts Sales
Maintenance
and Repair
Services
Leasing

FreightCar America

NORFOLK SOUTHERN

CSX

CN

TTX

UNION PACIFIC

BNSF RAILWAY

المؤسسة العامة للخطوط الحديدية
Saudi Railways Organization

smartsand

SOUTHERN COMPANY

TVA

DRUMMOND COMPANY, INC.

Lehigh Hanson
HEIDELBERGCEMENT Group

AK Steel

FirstEnergy

CEMEX
Building the future

MAGNETATION

Vulcan
Materials Company

Transtar

Cargill

Martin Marietta Materials

SUPERIOR SILICA SANDS

FIRST UNION RAIL
A Wells Fargo Company

The Andersons

GE Rail Services

PROGRESS RAIL SERVICES
A Caterpillar Company

SMBC RAIL SERVICES

CIT

CAI

citi

Diverse Customer Base Railroads Shippers 6 Financial Institutions

Freight Cars
Intermodal Covered Hoppers

Cement
Frac sand
Grain and DDG
Potash and soda ash
Food-grade service
Plastic pellets
Trucking industry issues drive
modal shifts
o
Driver shortages
o
Highway congestion
Expansion of Panama Canal
Cost savings opportunities for
shippers

FreightCar America

NOKL 725 614

CS XT
29 31 87
CSX

GNTX
290003
GN TX
290 003

Select Other Freight Cars Bulkhead Flat 8 World Class Engineering Capabilities Hybrid Aggregate Hopper 66-Foot Mill Gondola Steel Aggregate Hopper

Leader in Coal Cars
Aluminum Coal Car Stainless Steel/Hybrid Coal Car
Aluminum
58% of total North American coal cars
Primarily Western service
Demand driven by electricity
generation and industrial production
Relatively young fleet; not expected to
see meaningful demand for some time
Steel
42% of total North American coal cars
Primarily Eastern service
Demand driven by replacement of
aging fleet
Replacement cycle will continue over
long term

Diversification Strategy -
Manufacturing
Investment in Shoals facility and new product development led to successful transition from reliance on coal cars to near-full range of freight car types
Provides growth opportunities in strong covered hopper, intermodal and other freight car markets
Diversification can reduce revenue and earnings volatility while maintaining position as premier coal car manufacturer

92%
8%
2008-2012 Avg.
(Units Delivered)
Coal Non-Coal
68%
32%
2013
(Units Delivered)
34%
66%
Q3 2014 Backlog
(Units)
Coal Non-Coal
Coal Non-Coal

Footprint – Shoals Facility
State-of-the-art facility subleased
February 2013
On line July 2013
Initial build-out completed June
2014
New line to be added in Q2 2015
Proximity to key suppliers
Flexible manufacturing capacity for
a wide variety of freight cars
Primary facility for non-coal cars

Footprint – Roanoke and Danville Facilities Primary facilities for coal car manufacturing Scalable and flexible work force Low fixed costs 12

Footprint – Services
2 railcar maintenance and
repair facilities
•
Strategically located on high-
volume corridors
•
Servicing coal and other car types
•
Routine maintenance, regulatory
programs, car modifications and
rebuilds
Parts sales for variety of car
types
•
2 warehouses serving high-volume
Powder River Basin and East Coast
corridors
Grand Island, NE
Hastings, NE
Johnstown,
PA

Freight Car Market Overview
Growing freight car market
•
Greater demand to support growing
North American energy market
•
Intermodal is the second largest
category for loadings and revenues
for railroads
•
Increasing North American
consumption and expansion of
Panama Canal
•
Higher demand for environmental
compliance and construction
aggregates
•
Strengthening covered hopper
market
•
Slower railroad speeds

Coal Car Market Overview
Currently, coal constitutes 20% of
loadings and gross revenues and 40% of
tonnage for U.S. Class I railroads
Near term, coal car demand is challenged
Long-term opportunities

• Coal projected to account for at least 32%
of the US’s electricity generation through 2040
• U.S. coal production forecasted to
grow modestly through 2040
•
Approximately 1/4 of the estimated 240,000 coal
cars in service are 30+ years in age

Railcar Industry
Delivery Forecast
†
Strong market demand has
tightened industry capacity
Strong 3-year CAGR
projections (2013-2016)
•
Open-Top Hoppers +79%
•
Intermodal +53%
•
Gondolas +39%
•
Covered Hoppers +25%

† September 2014 (Q3) FTR Rail Equipment Outlook
*Units, North America
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2011 2012 2013 2014F 2015F 2016F 2017F 2018F
Box Cars Covered Hopper
Gondolas
Flat Cars (Including Intermodal) Tank Cars
Other Cars
Open-Top Hoppers

Complementary Services
Diversify Revenue Mix
Increasing demand for repair
services
•
New technologies increasing frequency
of railcar repairs
•
Aging national coal car fleet will
require increasing maintenance
•
New tank car regulations could tighten
industry capacity
Less cyclical than freight car
manufacturing
Large, fragmented market*
•
Total replacement parts: $3.5B
•
Total freight car maintenance and
repair: $1.8B
•
Coal car maintenance and repair:
$500M

Drop Table - Grand Island, Nebraska
*  Based on Company estimates

International Growth
Opportunities
Global middle-class population growth, coupled with
an increasing trend toward urbanization, should
drive demand for all railcar types
Significant portion of world’s electricity needs will be
met by coal, driving rapidly expanding coal
production in countries with large reserves
•
Significant growth in global electricity demand will drive 44%
increase in coal production through 2040*
•
Railcar export potential from the U.S.
•
International railcar manufacturing opportunities

*USEIA International Energy Outlook 2013

Growth Drivers - Summary
Transportation industry dynamics favor rail
Long term, coal will continue to play an important role
for U.S. electricity generation
Growing freight car market due to increasing North
American consumption and higher demand for support
of energy market
Maintenance and repair is large, fragmented market
Demand for repair services increasing due to increased
frequency of railcar repairs and aging national coal car
fleet
International growth opportunities

Company Deliveries
*Reflects Company estimates of full-year deliveries

0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* 2015*
13,031
18,764
10,282 10,276
3,377
2,229
6,188
8,325
3,821
7,000
9,000
2015 Projected Range
10,000

Growing Company Backlog

Growth reflects
diversification strategy
into non-coal cars
20,729
9,315
5,399
2,424
265
2,054
8,303
2,881
6,826
7,727
8,493
13,514
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
22,000
24,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 Q1
2014
Q2
2014
Q3
2014
Units Dollar Value
Valued at $1.1 billion;
non-coal cars comprise
66% of units

FreightCar America®

Revenues ($mm)
Net Income ($mm)

Revenue and Earnings History
Diversification strategy targets growth while mitigating cyclicality
YTD 2014 revenues and earnings up significantly over 2013

$482
$927
$817
$746
$249
$143
$487
$677
$290
$386
($50)
$0
$50
$100
$150
$200
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Q3
YTD
2014
Revenues Net Income
$1,445

Recent Financial History
Q3 2014 Y/Y revenue growth of 151% driven by unit growth
Q3 2014 Y/Y operating income margin improvement a result of higher unit volume and operating leverage

$75.9
$79.7
$56.1
$139.7
$190.3
$0
$50
$100
$150
$200
Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
Revenues
-30%
-24%
-18%
-12%
- 6%
0%
6%
12%
Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
Operating Income Margin
$(0.08)
$(1.03)
$(0.58)
$0.13
$0.53
-$1.20
-$0.80
-$0.40
$0.00
$0.40
$0.80
Q3 13 Q4 13 Q1 14 Q2 14 Q3 14
EPS
-22.7%
-20.6%
1.7%
5.9%
-1.2%

Strong Balance Sheet
Cash & short-term investments of $74 million and no debt at September 30, 2014
Strong cash position maintained to manage through industry cycles
Strict working capital management
Pension and OPEB liabilities of $64 million at end of 2013

*See page 27 for additional information
$11
$62
$212
$197
$129
$128
$62
$102
$140
$184
($50)
$0
$50
$100
$150
$200
$250
$0
$50
$100
$150
$200
$250
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Cash & ST Investments EBITDA*

FreightCar America Outlook
Unit delivery projections of 7,000 for 2014
Unit delivery projections between 9,000 and 10,000 for 2015
Revenue levels are dependent on manufacturing mix (new vs.
rebuild and car type)

Growing Shareholder Value

Capitalize
on
Diversified
Product
Portfolio
Maintain
Coal Car
Market
Leadership
Grow
Services
Contribution
International
Market
Opportunities
Manage
Business for
the Long
Term
Capitalize
on

Non-GAAP Reconciliation
EBITDA

($ in thousands) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2013 2014
Net income (loss) ($24,860) $45,693 $128,733 $27,459 $11,420 $4,784 ($12,862) $4,939 $19,095 ($19,295) ($7,008) $1,098
Interest income
(282)          (1,225)       (5,860)       (8,349)       (3,827)       (124)          (89)             (6)               (11)             (64)             (59)             (48)
Interest expense and deferred
financing costs 14,315      11,858      658            652            677            793            965            226            384            809            481            854
Income tax provision (benefit)
(7,962)       21,762      75,530      15,389      6,769        248            (9,511)       354            13,771      (5,537)       633            252
Depreciation and amortization
7,350        7,810        5,442        3,910        4,380        5,658        7,015        8,821        8,398        10,077      7,289        7,481
EBITDA ($11,439) $85,898 $204,503 $39,061 $19,419 $11,359 ($14,482) $14,334 $41,637 ($14,010) $1,336 $9,637
Nine months ended
September 30,
EBITDA is defined as net income (loss) before interest income, interest expense and deferred financing costs, income tax provision (benefit) and depreciation and amortization. We believe that EBITDA is useful to investors in evaluating our operating performance compared to that of other companies in our industry. In addition, our management uses EBITDA to evaluate our operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. EBITDA is not a financial measure presented in accordance with GAAP.  Accordingly, when analyzing our operating performance, investors should not consider EBITDA in isolation or as a substitute for net income (loss), cash flows from operating activities or other statements of operations or cash flow data prepared in accordance with GAAP. Our calculation of EBITDA is not necessarily comparable to that of other similarly titled measures provided by other companies.
We recognize that the usefulness of EBITDA has certain limitations.  EBITDA does not include the provision for income taxes and, because the payment of income taxes is a necessary element of our costs, any measure that excludes income tax expense may have material limitations.  EBITDA does not include depreciation and amortization and, because we use capital assets, depreciation and amortization expense is a necessary element of our costs and ability to generate profits and any measure that excludes depreciation and amortization expense may have material limitations.  EBITDA does not reflect cash expenditures or future requirements for capital expenditures or contractual commitments and does not reflect changes in, or cash requirements for, working capital needs.  We compensate for the foregoing limitations by using EBITDA as a comparative tool, together with GAAP measures, to assist in the evaluation of our operating performance.